EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of China Organic Agriculture, Inc. (the "Company") does hereby certify, to such officer's knowledge, that the Quarterly Report on Form 10-QSB of the Company for the period ended June 30, 2007 fully complies with the requirements of Section 13(a/) or 15(d) of the Securities Exchange Act of 1934 and information contained in that Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 13, 2007                                   /s/ Jian Lin
                                                         -----------------------
                                                         Jian Lin
                                                         Chief Executive Officer